EXHIBIT A

                                         SOFTWARE LICENSE AGREEMENT


         This Agreement is entered as of June 19, 1998 between UNITED LEISURE CORPORATION, a Delaware corporation ("ULC"), and UNITED LEISURE INTERACTIVE, INC., a Delaware corporation ("ULI"), with reference to the following facts:

         a. ULC is the owner of all right, title and interest in certain proprietary computer software, know-how and related technology utilized in various interactive multimedia applications, and the subject of a patent application (No. 06/899,712) filed by ULC with the United States patent office in July, 1997.

         b. ULC desires to license to ULI and ULI desires to license from ULC, on the terms and conditions set forth below, the Technology (as hereinafter defined) for all travel related applications.

         NOW, THEREFORE, in consideration of the agreement by ULC to cooperate with and assist ULI in maintaining and operating the Technology and the payment by ULI to ULC of $1000, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


1.       License of Product.

                  A. ULC hereby grants to ULI an exclusive, worldwide and perpetual license to use the Technology for all travel-related applications (but for no other applications whatsoever) (the "License"), to use and duplicate the materials described in the above referenced patent application together with all materials related thereto and all copyrights, patents, trade secrets, intellectual and other proprietary rights therein that may presently exist with respect thereto, including without limitation, source and object code, file and screen layouts, listings, reference manuals, operating instructions, procedures, documentation and methodology developed now or in the future in connection therewith (such software and related materials and items hereinafter being collectively referred to as the "Technology").

                  B. ULC agrees that the License above shall be exclusive.

                  C. Without the prior written consent of ULC, ULI may not transfer the License or sublicense any rights in or to the Technology granted ULI pursuant thereto; provided, however, that ULI may, without ULC's consent, transfer the License and/or sublicense all or any part of its rights in or to the Technology granted pursuant thereto to Genisys Reservation Systems, Inc., a New Jersey corporation, or to any person or entity controlled, controlling or under common control therewith.

D. The License includes the right to copy the Technology or any part



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thereof in object code,  source code,  printed or machine  readable  form and to disclose it to third  parties in  connection  with  development  or  maintenance
services  rendered  by  such  third  parties;   provided   reasonable   security
precautions are taken to prevent unauthorized copying or disclosure of the Technology or any part thereof; any such third party executes a confidentiality agreement with respect thereto; and that at all times ULC's ownership thereof is prominently displayed on all such copies.

         2. Representations and Warranties of ULC. ULC represents and warrants to ULI as follows:

                  A. ULC is duly organized, validly existing corporation in good standing under the laws of the State of Delaware.

                  B. ULC has all requisite corporate power and authority to execute, deliver and perform this Agreement. The execution and delivery of this Agreement has been duly authorized by the Board of Directors of ULC; and the consummation of the transactions contemplated hereby does not require, on behalf of ULC, the consent, approval, or authorization of any person or public authority, other than consents, approval and authorizations which have already been obtained.

                  C. ULC is the sole owner of all right, title and interest in and to the Technology and is the originator of the Technology.

                  D. There are no outstanding or effective assignments, grants, liens, charges, licenses, mortgages, options or agreements, express or implied which may or can in any manner whatsoever limit, abridge, modify or defeat the rights to the License hereby conveyed to ULI.

                  E. The Technology is suitable for its intended use, of merchantable quality and free from material defects.

                  F. The Technology is based on trade secret information not known to the public or available elsewhere in the same or similar form. So long as the License is an exclusive license, ULC will take all reasonably necessary action to prevent any unauthorized reproduction or distribution of the Technology.

                  G. No claims have been asserted, or to the best of ULC's knowledge, are threatened, based upon any alleged infringement of any party's proprietary rights in connection with the License or the use of the Technology.

                  H. The execution and delivery of this Agreement by ULC does not, and the consummation of the transactions contemplated by this Agreement will not, result in the breach of any term or provision of, or constitute a default under any charter or article provision, bylaw, agreement, indenture, instrument, order, law or regulation to which ULC is or may be a party or by which it or its property is bound or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of ULC.

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         3.  Representations  and  Warranties of ULI. ULI hereby  represents and warrants to ULC that:

                  A. ULI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  B. ULI has all requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by ULI has been duly authorized by the Board of Directors of ULI and the consummation of the transactions contemplated herein does not require, on behalf of ULI, the consent, approval of authorization of any person or public authority, other than those consents, approvals and authorizations which have already been obtained.

                  C. The execution and delivery of this Agreement by ULI does not, and the consummation of the transactions contemplated by this Agreement will not, result in the breach of any term or provision of, or constitute a default under any charter or article provision, bylaw, agreement, indenture, instrument, order, law or regulation to which ULI is or may be a party or by which it or its property is bound or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of ULI.

         4. Confidentiality. Except as may be otherwise required by law, all source codes and object codes for the Technology and any other confidential and proprietary information related thereto, whether existing now or in the future, shall be treated as strictly confidential and trade secret information and shall not be disclosed by ULI to any person, firm or other entity.

         5. Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect thereto. This Agreement may be amended by the parties hereto at any time, but only by an instrument in writing duly executed and delivered by each of the parties hereto.

         6. Severability. If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any of the other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.
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         8.  Successors and Assigns.  This  Agreement  shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the day and year first written above.

                                                     UNITED LEISURE CORPORATION



                                                   By:
                                                      Harry Shuster, President



                                               UNITED LEISURE INTERACTIVE, INC.



                                                     By:
                                                     Harry Shuster, President


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